UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 5, 2015

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.	Regulation FD

Item 7.01 Regulatiion FD Disclosure

(a)	Gentex Corporation made a presentation to certain analysts and investors on May 5 and 6, 2015. A copy of a presentation is attached as Exhibit 99.1 to this Current Report.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibit

99.1 – News Release Dated May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2015
GENTEX CORPORATION
(Registrant)

By    /s/ Steven R. Downing
Steven R. Downing
Its Vice President - Finance and Chief Financial Officer